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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) FEBRUARY 3, 2005

                               SUPERIOR ESSEX INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-50514                  20-0282396
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

     150 Interstate North Parkway, Atlanta, Georgia                30339
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (770) 657-6000
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

        On February 3, 2005, Superior Essex Inc. issued a press release announcing that it had signed a non-binding memorandum of understanding with Nexans (NEXS.PA) regarding the acquisition of majority control of Nexan's magnet wire operations in Europe and China.

        Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of such press release.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

    Exhibit Number    Description
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         99.1         Press release dated February 3, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUPERIOR ESSEX INC.

Dated: February 7, 2005

                                    By:    /s/ David S. Aldridge
                                           -------------------------------------
                                    Name:  David S. Aldridge
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer